Restructuring and Impairment Charges	12 Months Ended
Dec. 28, 2024
Restructuring and Related Activities [Abstract]
Restructuring, Impairment, and Other Activities Disclosure [Text Block]	Restructuring and Impairment Charges
2019 Multi-Year Productivity Plan
The 2019 Productivity Plan leverages new technology and business models to further simplify, harmonize and automate processes; re-engineers our go-to-market and information systems, including deploying the right automation for each market; and simplifies our organization and optimizes our manufacturing and supply chain footprint. To build on the successful implementation of the 2019 Productivity Plan, in the fourth quarter of 2024, we further expanded and extended the plan through the end of 2030 to take advantage of additional opportunities within the initiatives described above. As a result, we expect to incur pre-tax charges of approximately $6.15 billion, including cash expenditures of approximately $5.1 billion, as compared to our previous estimate of pre-tax charges of approximately $3.65 billion, including cash expenditures of approximately $2.9 billion. These pre-tax charges are expected to consist of approximately 55% of severance and other employee-related costs, 10% for asset impairments (all non-cash) resulting from plant closures and related actions and 35% for other costs associated with the implementation of our initiatives.
The total plan pre-tax charges are expected to be incurred by segment approximately as follows:

	PFNA	PBNA	IB Franchise	EMEA	LatAm Foods	Asia Pacific Foods	Corporate
Expected pre-tax charges	15%	25%	1%	30%	10%	4%	15%
A summary of our 2019 Productivity Plan charges is as follows:

	2024	2023	2022
Cost of sales	$133	$13	$33
Selling, general and administrative expenses	551	433	347
Impairment of intangible assets	14	—	—
Other pension and retiree medical benefits expense/(income) (a)	29	(1)	31
Total restructuring and impairment charges	$727	$445	$411
After-tax amount	$563	$349	$334
Impact on net income attributable to PepsiCo per common share	$(0.41)	$(0.25)	$(0.24)

	2024	2023	2022	Plan to Date through 12/28/2024
PFNA	$161	$42	$53	$432
PBNA	238	41	68	505
IB Franchise	24	11	4	51
EMEA	116	227	118	761
LatAm Foods	49	29	32	247
Asia Pacific Foods	9	8	15	87
Corporate	101	88	90	418
	698	446	380	2,501
Other pension and retiree medical benefits expense/(income) (a)	29	(1)	31	126
Total	$727	$445	$411	$2,627
(a)Income amount represents adjustments for changes in estimates of previously recorded amounts.

Plan to Date through 12/28/2024
Severance and other employee costs	$1,434
Asset impairments	306
Other costs	887
Total	$2,627
Severance and other employee costs primarily include severance and other termination benefits, as well as voluntary separation arrangements. Other costs primarily include costs associated with the implementation of our initiatives, including consulting and other professional fees, as well as contract termination costs.
A summary of our 2019 Productivity Plan is as follows:

	Severance and Other Employee Costs	Asset Impairments	Other Costs	Total
Liability as of December 25, 2021	$64	$—	$7	$71
2022 restructuring charges	243	33	135	411
Cash payments (a)	(90)	—	(134)	(224)
Non-cash charges and translation	(29)	(33)	—	(62)
Liability as of December 31, 2022	188	—	8	196
2023 restructuring charges	243	2	200	445
Cash payments (a)	(242)	—	(192)	(434)
Non-cash charges and translation	(1)	(2)	(7)	(10)
Liability as of December 30, 2023	188	—	9	197
2024 restructuring charges	384	114	229	727
Cash payments (a)	(204)	—	(232)	(436)
Non-cash charges and translation	(30)	(114)	20	(124)
Liability as of December 28, 2024	$338	$—	$26	$364
(a)Excludes cash expenditures of $7 million in 2024, and $1 million each in 2023 and 2022, reported in the cash flow statement in pension and retiree medical plan contributions.
The majority of the restructuring accrual at December 28, 2024 is expected to be paid by the end of 2025.
Other Productivity Initiatives
There were no material charges related to other productivity and efficiency initiatives outside the scope of the 2019 Productivity Plan.
We regularly evaluate different productivity initiatives beyond the productivity plan and other initiatives described above.
For information on additional impairment charges, see Notes 1, 4 and 9 for impairment and other charges taken related to the Russia-Ukraine conflict, brand portfolio impairment charges and other impairment charges.